UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2006

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of New Directors

(d)       (1)     On July 25, 2006, Donald E. Walsh and Omer S.J. Williams were elected to serve on the Board of Directors of Dime Community Bancshares, Inc. (the
               "Company"). Both Mr. Walsh and Mr. Williams have additionally been elected to serve as a Director of the Company's wholly-owned subsidiary, The Dime
                Savings Bank of Williamsburgh (the "Bank").

        (2)    There are no arrangements or understandings between either Mr. Walsh or Mr. Williams and any other persons pursuant to which such director was selected as director.

        (3)    Messrs. Walsh and Williams have been designated as members of the Budget and Planning Committee of the Company's wholly-owned subsidiary, The
              Dime Savings Bank of Williamsburgh.

        (4)   Transactions With Management and Others.

   None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON
By: ___________________________________________
Kenneth J. Mahon
Executive Vice President and Chief Financial Officer

Dated: July 26, 2006